MANNING & NAPIER FUND, INC.

Supplement dated December 18, 2013 to the combined Prospectus (the “Prospectus”) dated May 1, 2013 as supplemented August 1, 2013, September 10, 2013 and October 31, 2013 for the following Series:

Small Cap Series – Class A	Core Bond Series
Commodity Series	Real Estate Series – Class S and I
Technology Series	Emerging Markets Series
International Series – Class S and I	Inflation Focus Equity Series
Life Sciences Series	Diversified Tax Exempt Series
World Opportunities Series – Class A	New York Tax Exempt Series
High Yield Bond Series – Class S and I	Ohio Tax Exempt Series
Global Fixed Income Series – Class S and I

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

1.	Effective December 18, 2013, the shares of the Emerging Markets Series, which previously did not have a class name designation, have been redesignated as Class S Shares. Class S Shares of the Emerging Markets Series are offered in a separate prospectus. Accordingly, effective December 18, 2013, shares of the Emerging Markets Series are no longer offered in the Prospectus, and all references to the Emerging Markets Series in the Prospectus are hereby deleted.

For information on the Emerging Markets Series, please contact the Fund at 1-800-466-3863 or at Manning & Napier Fund, Inc., PO Box 9845, Providence, RI 02940-8045.

2.	Effective October 1, 2013, Jeffrey Tyburski has been replaced as a member of the Inflation Focus Equity Series Portfolio Management Team by William Moore. Accordingly, the following changes are hereby made to the Prospectus:

a)	The information with respect to Jeffrey Tyburski in the Summary section for the Inflation Focus Equity Series and “Portfolio Managers” sub-section in the “Management” section of the Prospectus is hereby deleted.

b)	The Summary section for the Inflation Focus Equity Series is hereby revised to reflect the following new information:

William Moore, CFA®

Senior Analyst, has managed the Series since 2013.

c)	The following information is hereby added to the “Portfolio Managers” sub-section in the “Management” section of the Prospectus:

William Moore, CFA®, Senior Analyst

Joined the Advisor in 2002. Senior Analyst since 2013. Member of the Inflation Focus Equity Series’ Portfolio Management Team since 2013. Previous positions held in last five years: Junior Analyst, 2007-2012; Analyst 2012-2013.

3.	The Board of Directors of the Manning & Napier Fund, Inc. (the “Fund”) has voted to terminate the offering of shares of the Small Cap Series, Life Sciences Series, and Technology Series and instructed the officers of the Fund to take all steps necessary to completely liquidate the Series. Accordingly, each Series will be closed to new investors and to additional investments from existing shareholders as follows:

For discretionary investment clients of Manning & Napier Advisors, LLC and its affiliates: Each Series will be closed to new investors and to additional investments from existing shareholders effective November 1, 2013.

For other shareholders: Effective September 20, 2013, each Series will be closed to new investors. Effective December 31, 2013, each Series will stop selling its shares to existing shareholders and will no longer accept automatic investments from existing shareholders.

Each Series will redeem all of its outstanding shares on or about January 24, 2014 and distribute the proceeds to the Series’ respective shareholders (subject to maintenance of appropriate reserves for liquidation and other expenses).

As is the case with other redemptions, each shareholder’s redemption, including a mandatory redemption, will constitute a taxable disposition of shares for those shareholders who do not hold their shares through tax-advantaged plans. Shareholders should contact their tax advisors to discuss the potential income tax consequences of the liquidation.

As Series shareholders redeem shares of each Series between the date of this supplement and the date of the final redemption, and as each Series increases its cash positions to facilitate redemptions, the Series may not be able to continue to invest their assets in accordance with their stated investment policies. Accordingly, the Series may not be able to achieve their investment objectives during the period between the date of this supplement and the date of their final redemption.

4.	The fourth and fifth paragraphs in the subsection titled “Information About Discretionary Investment Accounts” of the Management section of the Prospectus are hereby deleted and replaced by the following:

As a general rule, the investment in shares of a Series on behalf of clients is limited to a maximum of 5% — or, if the Advisor believes that the opportunity to capture investment values or to diversify risk among asset classes is particularly compelling, to a maximum of 10% — of the client’s portfolio at time of purchase. For discretionary investment accounts with Conservative Income and Withdrawal from Total Return investment objectives, investment in shares of a Series is limited to a maximum of 25% of the client’s portfolio at time of purchase. These limits do not apply to the Core Bond Series, Core Plus Bond Series, and Tax Exempt Series as these Series will take the place of a portion of an account’s bond holdings.

Shares of the Series may also be used in connection with a discretionary account management service of the Advisor that uses Fund shares as all or part of an account’s underlying investment options, as is the case with the Advisor’s Strategic Income investment objectives. There are no limits on the portions of these accounts that may be invested in the Series.

5.	Effective August 1, 2013, the shares of the Core Plus Bond Series, which previously did not have a class name designation, have been redesignated as Class S Shares. Class S Shares of the Core Plus Bond Series are offered in a separate prospectus. Accordingly, effective August 1, 2013, shares of the Core Plus Bond Series are no longer offered in the Prospectus, and all references to the Core Plus Bond Series in the Prospectus are hereby deleted.

For information on the Core Plus Bond Series, please contact the Fund at 1-800-466-3863 or at Manning & Napier Fund, Inc., PO Box 9845, Providence, RI 02940-8045.

6.	The subsection titled “The Advisor” in the Management section of the prospectus is hereby deleted and replaced by the following:

The Series’ advisor is Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, New York 14450 (“Manning & Napier”). Manning & Napier is registered as an investment advisor with the SEC. The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA). Therefore, neither the Advisor nor the Series are subject to registration or regulation as a commodity pool operator under the CEA.

Manning & Napier managed $45.2 billion for individual and institutional investors as of December 31, 2012. The Advisor is responsible for the day-to-day portfolio management of the Series and generally oversees the Series’ overall business affairs, service providers and officers.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp MNSMX 12/18/2013